UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED
MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-08025

GLOBAL INCOME FUND, INC.
(Exact name of registrant as specified in charter)

11 Hanover Square, 12th Floor
New York, NY	10005
(Address of principal executive offices)	(Zip Code)

John F. Ramírez, Esq.
Global Income Fund, Inc.
11 Hanover Square
New York, NY 10005
(Name and address of agent for service)

Registrant's telephone number, including area code: 1-212-785-0900

Date of Fiscal Year End: 12/31

Date of Reporting Period: 9/30/13

Item 1.  Schedule of Investments
GLOBAL INCOME FUND, INC.
SCHEDULE OF PORTFOLIO INVESTMENTS
September 30, 2013
(Unaudited)

Shares		Cost	Value
	COMMON STOCKS (20.82%)
	REAL ESTATE INVESTMENT TRUSTS (20.82%)
	Diversified (2.60%)
	United Kingdom (0.53%)
19,900	British Land Company plc ADR (a)	$151,441	$186,463

	United States (2.07%)
4,500	Public Storage (b)	616,985	722,475

	Total Diversified	768,426	908,938

	Healthcare Facilities (1.78%)
	United States (1.78%)
10,000	Health Care REIT, Inc. (b)	541,373	623,800

	Industrial (7.25%)
	United States (7.25%)
40,000	CubeSmart (b)	483,473	713,600
20,000	Extra Space Storage, Inc. (b)	574,982	915,000
12,000	Sovran Self Storage, Inc.	639,034	908,160
		1,697,489	2,536,760

	Mortgage Investment (1.62%)
	United States (1.62%)
30,000	Newcastle Investment Corp.	103,992	168,600
60,000	New Residential Investment Corp. (b)	235,692	397,200
		339,684	565,800
	Office (1.57%)
	United States (1.57%)
11,000	Kilroy Realty Corp. (b)	505,284	549,450

	Retail (6.00%)
	Australia (0.48%)
8,200	Westfield Group ADR (a) (b)	151,352	168,920

	United States (5.52%)
27,000	CBL & Associates Properties, Inc. (b)	496,814	515,700
2,000	Federal Realty Investment Trust (b)	193,635	202,900
27,000	Kimco Realty Corp. (b)	496,122	544,860
3,500	Simon Property Group, Inc. (b)	507,376	518,805
5,000	Weingarten Realty Investors	131,660	146,650
		1,825,607	1,928,915
	Total retail	1,976,959	2,097,835

	Total common stocks	5,829,215	7,282,583

	PREFERRED STOCKS (4.23%)
	REAL ESTATE INVESTMENT TRUSTS (4.24%)
	Industrial (1.09%)
	United States (1.09%)
15,000	CubeSmart 7.75%, Series A	389,806	381,750

	Office (1.01%)
	United States (1.01%)
15,000	Duke Realty Corp. 6.50%, Series K	373,312	354,750

	Retail (2.13%)
	United States (2.13%)
15,000	Pennsylvania Real Estate Investment Trust, 8.25%, Series A	380,662	383,250
15,000	Realty Income Corp., 6.625%, Series F	396,285	363,450
		776,947	746,700

	Total preferred stocks	1,540,065	1,483,200

	SHORT TERM INVESTMENT (0.15%)
Principal Amount	United States (0.15%)
$52,288	State Street Bank and Trust Company Euro Time Deposit 0.01%, 4/01/13	52,288	52,288

	REAL ESTATE OWNED (77.10%)
	SELF STORAGE FACILITIES (77.10%)
	United States (77.10%)

Member Equity Interest
100%	Self Storage Group II LLC (10.72%) (c) (d)	3,750,000	3,750,000
100%	SSG Bolingbrook LLC (16.29%) (c) (d)	5,700,000	5,700,000
100%	SSG Dolton LLC (14.58%) (c) (d)	5,100,000	5,100,000
100%	SSG Merrillville LLC (13.79%) (c) (d)	4,825,000	4,825,000
100%	SSG Sadsbury LLC (11.43%) (c) (d)	4,000,000	4,000,000
100%	SSG Summerville I LLC (6.57%) (c) (d)	2,300,000	2,300,000
100%	SSG Summerville II LLC (3.72%) (c) (d)	1,300,000	1,300,000

	Total real estate owned	26,975,000	26,975,000

	Total investments (102.30%)	$34,396,568	35,793,071

	Liabilities in excess of other assets (2.30%)		(803,490)

	Net assets (100.00%)		$34,989,581

	Net asset value per share		$4.72

(a) The company is organized as a real estate investment trust as defined by the laws of its country of domicile.
(b) All or a portion of these securities have been segregated as collateral pursuant to the bank credit facility. As of September 30, 2013, the value of securities pledged as collateral was $2,945,895.

(c) Controlled affiliate.
(d) Illiquid and/or restricted security that has been fair valued.

ADR	American Depositary Receipt
LLC	Limited Liability Company
REIT	Real Estate Investment Trust
plc	Public limited company

Notes to Schedule of Portfolio Investments (Unaudited)

Valuation of Investments
Portfolio securities are valued by various methods depending on the primary market or exchange on which they trade.  Most equity securities for which the primary markets is the United States are valued at the official closing price, last sale price or, if no sale has occurred, at the closing bid price.  Most equity securities for which the primary market is outside the United States are valued using the official closing price or the last sale price in the principal market in which they are traded.  If the last sale price on the local exchange is unavailable, the last evaluated quote or closing bid price normally is used. Debt obligations with remaining maturities of 60 days or less are valued at cost adjusted for amortization of premiums and accretion of discounts. Certain of the securities in which the Company may invest are priced through pricing services that may utilize a matrix pricing system which takes into consideration factors such as yields, prices, maturities, call features, and ratings on comparable securities. Bonds may be valued according to prices quoted by a bond dealer that offers pricing services.  Open end investment companies are valued at their net asset value. Foreign securities markets may be open on days when U.S. markets are closed. For this reason, the value of any foreign securities owned by the Company could change on a day when stockholders cannot buy or sell shares of the Company. Securities for which quotations are not readily available or reliable and other assets may be valued as determined in good faith by the  Valuation Committee (“VC”) of the Company under the direction of or pursuant to procedures established by the Company’s Board of Directors, called fair value pricing.  Due to the inherent uncertainty of valuation, fair value pricing values may differ from the values that would have been used had a readily available market for the securities existed.  These differences in valuation could be material.  A security’s valuation may differ depending on the method used for determining value.  The use of fair value pricing by the Company may cause the net asset value of its shares to differ from the net asset value that would be calculated using market prices. A fair value is an estimate and there is no assurance that such price will be at or close to the price at which a security is next quoted or next trades.

Value Measurements
Inputs to valuation methods are prioritized by a three level hierarchy as follows:

●	Level 1 – unadjusted quoted prices in active markets for identical assets or liabilities including securities actively traded on a securities exchange.
●
Level 2 – observable inputs other than quoted prices included in level 1 that are observable for the asset or liability which may include quoted prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default  rates, and similar data.

●	Level 3 - unobservable inputs for the asset or liability including the Company’s own assumptions about the assumptions a market participant would use in valuing the asset or liability.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for investments categorized in level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing investments are not an indication of the risk associated with investing in those securities.

The following is a description of the valuation techniques applied to the Company’s major categories of assets and liabilities measured at fair value on a recurring basis:

Equity securities (common and preferred stock) – Most publicly traded equity securities are valued normally at the most recent official closing price, last sales price, evaluated quote, or closing bid price. To the extent these securities are actively traded and valuation adjustments are not applied, they may be categorized in level 1. Preferred stock and other equities on inactive markets or valued by reference to similar instruments may be categorized in level 2.

Restricted and/or illiquid securities - Restricted and/or illiquid securities for which quotations are not readily available or reliable may be valued as determined in good faith by the VC under the direction of or pursuant to procedures established by the Company's Board of Directors. Restricted securities issued by publicly traded companies are generally valued at a discount to similar publicly traded securities. Restricted or illiquid securities issued by nonpublic entities may be valued by reference to comparable public entities or fundamental data relating to the issuer or both or similar inputs. Depending on the relative significance of valuation inputs, these instruments may be classified in either level 2 or level 3 of the fair value hierarchy.

Real estate assets – Real estate assets, including self storage facilities held indirectly through one or more wholly owned and controlled subsidiaries, are valued using fair value pricing as determined in good faith by the VC under the direction of or pursuant to procedures established by the Company’s Board of Directors. Real estate assets may be valued by reference to, among other things, quarterly appraisals by an independent third party and additional factors which may include assessment of comparable recent acquisitions, changes in cash flows from the operation of the subject property, and material events affecting the operation of the property.

The flowing is a summary of the inputs used as of September 30, 2013 in valuing the Company’s assets carried at fair value. Refer to the Schedule of Portfolio Investments for detailed information on specific investments.

	Level 1	Level 2	Level 3	Total

Assets
Investments, at value
Common Stocks
Real Estate Investment Trusts
Diversified
United Kingdom	$186,463	$-	$-	$186,463
United States	722,475	-	-	722,475
Healthcare Facilities
United States	623,800	-	-	623,800
Industrial
United States	2,536,760	-	-	2,536,760
Mortgage Investment
United States	565,800	-	-	565,800
Office
United States	549,450	-	-	549,450
Retail
Australia	168,920	-	-	168,920
United States	1,928,915	-	-	1,928,915
Preferred Stocks
Real Estate Investment Trusts
Industrial
United States	381,750	-	-	381,750
Office
United States	354,750	-	-	354,750
Retail
United States	746,700	-	-	746,700
Short Term Investment
United States	-	52,288	-	52,288
Real Estate Owned
United States	-	-	26,975,000	26,975,000

Total investments, at value	$8,765,783	$52,288	$26,975,000	$35,793,071

There were no securities transferred from level 1 on December 31, 2012 to level 2 on September 30, 2013. Transfers from level 1 to level 2, or from level 2 to level 1 are valued utilizing values at the beginning of the period.

The following is a reconciliation of level 3 investments for which significant unobservable inputs were used to determine fair value:

Real Estate
Owned
Balance at December 31, 2012	$7,425,000
Cost of purchases	19,475,000
Sales	-
Transfers in to (out of) level 3	-
Change in unrealized depreciation	75,000

Balance at September 30, 2013	$26,975,000

Net change in unrealized depreciation attributable
to assets held as level 3 at September 30, 2013	$75,000

The VC, under the direction of the Company’s Board of Directors, considers various valuation approaches for valuing investments categorized within level 3 of the fair value hierarchy. The factors used in determining the value of the Company’s private investments may include, but are not limited to: the discounts applied to the selection of comparable investments due to the private nature of the investment; the type of the security; the size of the holding; the initial cost of the investment; the existence of any contractual restrictions on the investment’s disposition; the price and extent of public trading in similar investments of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer or analysts; an analysis of the company’s or issuer’s financial statements; or an evaluation of the forces that influence the issuer and the market in which the investment is purchased and sold. Significant changes in any of those inputs in isolation may result in a significantly lower or higher value measurement. The pricing of all fair value holdings is reported to the Company’s Board of Directors.

The following table presents additional information about valuation methodologies and inputs used for investments that are measured at fair value and categorized as level 3 as of September 30, 2013:

	Fair Value
REAL ESTATE OWNED MEMBER EQUITY INTEREST	September 30, 2013	Valuation Technique	Unobservable Input	Amount

Self Storage Facilities	$26,975,000	Assessment of comparable recent acquisitions, analysis of operating results	Discount rate for lack of marketability	0%

Investment in Self Storage Facilities
A summary of the Company’s holdings in self storage facilities is set forth below:

	Beginning	Membership Equity		Ending		Value
	Equity Interest	Gross	Gross	Equity Interest	Dividend	September 30,
	Percentage	Additions	Reductions	Percentage	Income	2013

Self Storage Group II LLC	100%	$250,000	$-	100%	$-	$3,750,000
SSG Sadsbury LLC	100%	$250,000	$-	100%	$-	$4,000,000
SSG Bolingbrook LLC	0%	$5,700,000	$-	100%	$-	$5,700,000
SSG Dolton LLC	0%	$5,100,000	$-	100%	$-	$5,100,000
SSG Merrillville LLC	0%	$4,825,000	$-	100%	$-	$4,825,000
SSG Summerville I LLC	0%	$2,300,000	$-	100%	$-	$2,300,000
SSG Summerville II LLC	0%	$1,300,000	$-	100%	$-	$1,300,000

The Company’s investment holdings of its wholly-owned subsidiaries have a limited trading market and/or certain restrictions on trading and, therefore, may be illiquid and/or restricted. These investment holdings have been valued at fair value. Due to the inherent uncertainty of valuation, fair value pricing values may differ from the values that would have been used had a readily available market for the securities existed. These differences in valuation could be material. Illiquid and/or restricted investment holdings owned at September 30, 2013, were as follows:

	Acquisition
	Date	Cost	Value
Self Storage Group II LLC	12/5/12	$3,750,000	$3,750,000
SSG Sadsbury LLC	12/24/12	4,000,000	4,000,000
SSG Bolingbrook LLC	6/27/13	5,700,000	5,700,000
SSG Dolton LLC	6/27/13	5,100,000	5,100,000
SSG Merrillville LLC	6/27/13	4,825,000	4,825,000
SSG Summerville I LLC	7/12/13	2,300,000	2,300,000
SSG Summerville II LLC	8/20/13	1,300,000	1,300,000

		$26,975,000	$26,975,000

Percent of net assets		77.10%	77.10%

Cost for Federal Income Tax Purposes
As of September 30, 2013, for federal income tax purposes, the aggregate cost of investments was $34,396,568 and net unrealized appreciation was $1,396,503 comprised of gross unrealized appreciation of $4,660,177 and gross unrealized depreciation of $3,263,674.

Item 2.  Controls and Procedures

(a)
The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act")) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)
There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant's last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 3. Exhibits

(a)	Certifications of the registrant's principal executive officer and principal financial officer as required by Rule 30a-2(a) under the 1940 Act.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Global Income Fund, Inc.

By: /s/ Mark C. Winmill
Mark C. Winmill, President

Date: October 25, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ Mark C. Winmill
Mark C. Winmill, President

Date: October 25, 2013

By: /s/ Thomas O'Malley
Thomas O'Malley, Chief Financial Officer

Date: October 25, 2013

Exhibit Index

(a)	Certifications of the registrant's principal executive and principal financial officer as required by Rule 30a-2(a) under the 1940 Act. (EX-99.CERT)